UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 20, 2017

Date of Report (Date of earliest event reported)

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Commission file number: 001-31343

Wisconsin	39-1098068
(State of incorporation)	(I.R.S. Employer Identification No.)

433 Main Street Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip Code)

(920) 491-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 2.02	Results of Operations and Financial Condition.

On July 20, 2017, Associated Banc-Corp, a Wisconsin corporation (“Associated”), announced its earnings for the quarter ended June 30, 2017. A copy of the registrant’s press release containing this information and the investor presentation discussed on the conference call are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report on Form 8-K and are incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act.

ITEM 8.01	Other Events.

On July 20, 2017, Associated and Bank Mutual Corporation, a Wisconsin corporation (“Bank Mutual”), issued a joint press release announcing the entry of an Agreement and Plan of Merger, dated as of July 20, 2017, by and between Associated and Bank Mutual (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Bank Mutual will merge with and into Associated (the “Merger”), with Associated as the surviving corporation in the Merger. A copy of the press release containing the announcement is attached hereto as Exhibit 99.3 to this Report on Form 8-K and is incorporated by reference herein.

In addition, Associated also provided supplemental information regarding the proposed transaction in connection with presentations to investors. A copy of the investor presentation is attached hereto as Exhibit 99.4 to this Report on Form 8-K and is incorporated by reference herein.

*        *        *

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain the required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Associated nor Bank Mutual assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Associated or Bank Mutual anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Associated’s Annual Report on Form 10-K, those included under Item1A “Risk Factors” in Bank Mutual’s Annual Report on Form 10-K, those disclosed in Associated’s and Bank Mutual’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Associated’s and Bank Mutual’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 will be, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, Associated and Bank Mutual claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Associated and Bank Mutual annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, Associated will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Bank Mutual and a Prospectus of Associated, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF BANK MUTUAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Associated and Bank Mutual, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Associated Banc-Corp at www.associatedbank.com under the heading “About” and then under the heading “Investor Relations” and then under “SEC Filings” or from Bank Mutual Corporation at www.bankmutual.com/bank-mutual-corporation/. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Associated Banc-Corp, 433 Main Street, Green Bay, Wisconsin 54301, Attention: Investor Relations, Telephone: (920) 491-7059 or to Bank Mutual Corporation, 4949 West Brown Deer Road, Milwaukee, Wisconsin 53223, Attention: Michael Dosland, Telephone: (414) 354-1500.

Participants in the Solicitation

Associated, Bank Mutual, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Associated’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 14, 2017, and certain of its Current Reports on Form 8-K.

Information regarding Bank Mutual’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 8, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Associated Banc-Corp, dated July 20, 2017, containing financial information for the quarter ended June 30, 2017

99.2	Investor Presentation regarding financial information for the quarter ended June 30, 2017, dated July 20, 2017

99.3	Joint Press Release of Associated Banc-Corp and Bank Mutual Corporation, dated July 20, 2017, announcing entry into a definitive merger agreement

99.4	Investor Presentation regarding the announced merger agreement between Associated Banc-Corp and Bank Mutual Corporation, dated July 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

By:	/s/ Randall J. Erickson
Name:	Randall J. Erickson
Title:	General Counsel

Date: July 20, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Associated Banc-Corp, dated July 20, 2017, containing financial information for the quarter ended June 30, 2017

99.2	Investor Presentation regarding financial information for the quarter ended June 30, 2017, dated July 20, 2017

99.3	Joint Press Release of Associated Banc-Corp and Bank Mutual Corporation, dated July 20, 2017, announcing entry into a definitive merger agreement

99.4	Investor Presentation regarding the announced merger agreement between Associated Banc-Corp and Bank Mutual Corporation, dated July 20, 2017